UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) February 16, 2000

                    SOUTH JERSEY FINANCIAL CORPORATION, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-24997                 22-3615289
         --------                      ---------               ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)

        4651 Route 42 Turnersville, New Jersey                  08012
        --------------------------------------                  -----
        (Address of principal executive offices)              (Zip Code)

                                 (856) 629-6000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         On February 16, 2000, South Jersey Financial Corporation, Inc. (the "Company"), issued a press release which announced that it had received regulatory clearance to repurchase up to 5% of the Company's outstanding shares held by shareholders.

         A press release announcing the stock repurchase is attached as Exhibit 99.

Item 7.  Financial Statements and Other Exhibits.

         Exhibit 99 Press Release dated February 16, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  SOUTH JERSEY FINANCIAL CORPORATION, INC.



Dated:       February 17, 2000             By: /s/Robert J. Colacicco
                                           --------------------------
                                           Robert J. Colacicco
                                           President and Chief Executive Officer